SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 30, 1999


                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


              California                                1-10709                              95-4300881
              ----------                                -------                              ----------
     (State or Other Jurisdiction              (Commission File Number)                   (I.R.S. Employer
           of Incorporation)                                                           Identification Number)

        ,

               701 Western Avenue, Glendale, California 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5.  Other Events

During the period of January 29, 1999 through December 30, 1999, PS Business Parks, Inc. ("PSB" or the "Company"), through its consolidated partnerships, acquired nine commercial properties and two parcels of vacant land located in Northern Virginia, Northern California, Texas and Arizona for an aggregate cost of approximately $83 million. The Company is not affiliated with the sellers and the purchase price was established through arm's length negotiations. The Company obtained the funds to acquire the facilities from its existing cash balances, proceeds from the issuance of preferred stock and preferred units in its operating partnership in addition to the assumption of existing mortgage notes payable totaling $19,719,000.

The following table provides certain information concerning the facilities acquired:


        Name and                                        Date of                           Purchase        Net Rentable    Occupancy
        Location                   Seller             Acquisition    Property Type          Price        Square Footage   at Closing
------------------------   ------------------------   ----------- -------------------   --------------   --------------  -----------

Lafayette
  Chantilly, Virginia      Taurus/Lafayette, L.L.C.    1/29/99    Industrial & Office   $ 4,850,000          56,916          100%

Monroe II                  D+R Monroe Limited
  Herndon, Virginia        Partnership                 1/29/99           Office           5,789,000          50,750          100%
                                                                                        --------------   --------------  -----------
                                                                                         10,639,000(1)      107,666          100%


Dulles South               Sullyfield Circle
  Chantilly, VA            Limited Partnership         6/30/99           Office           3,697,000          38,502          100%

Sullyfield Circle          Sullyfield Circle
  Chantilly, VA            Limited Partnership         6/30/99    Industrial & Office     4,487,000          59,922           94%

Park East I & II           Galaxy Investment Assoc.
  Chantilly, VA            Limited Partnership III     6/30/99    Industrial & Office    13,199,000         114,942          100%

Park East III              Galaxy Land Associates
  Chantilly, VA            Limited Partnership         6/30/99    Industrial & Office     8,681,000          83,300           90%
                                                                                        --------------   --------------  -----------
                                                                                         30,064,000(2)      296,666           96%


Northpointe                Metropolitan Life
  Sacramento, CA           Insurance Company           7/29/99    Industrial & Office    16,856,000(3)      211,017           91%


Westchase Corporate Park   Cave Creek/Westchase
  Houston, TX              Limited Partnership        12/30/99    Industrial & Office     9,519,000         176,977           95%

Phoenix Corporate Park     Cave Creek/Westchase
  Phoenix, AZ              Limited Partnership        12/30/99    Industrial & Office    13,037,000         199,581           95%
                                                                                        --------------   --------------  -----------
                                                                                         22,556,000(3)      376,558           95%

Vacant land (9.2 acres)
  Chantilly, VA            Lafayette Properties,       1/29/99                            1,006,000(3)            -             -
                           L.L.C.

Vacant land (6.4 acres)
  Herndon, VA              Nagoldpark L.P.             6/30/99                            1,969,000(3)            -             -

                                                                                        --------------   --------------  -----------
Totals                                                                                  $83,090,000         991,907           95%
                                                                                        ==============   ==============  ===========

---------------
Notes to Table:
(1) Acquired for cash of $8,119,000, the assumption of an existing mortgage note payable of $2,187,000 and the issuance of common operating partnership units having a value of $333,000.
(2) Acquired for cash of $11,832,000, the assumption of existing mortgage notes payable of $17,532,000 and the issuance of common operating partnership units having a value of $700,000.
(3)  Acquired for cash.

Item 7. Financial Statements and Exhibits

(a)(3)   Financial Statements specified by Rule 3.14 of Regulation S-X
         -------------------------------------------------------------

         Monroe/Lafayette Properties

         o Report of Independent Auditors

         o Combined Statements of Certain Revenues and Certain Expenses for the nine months ended September 30, 1999 (unaudited) and for the year ended December 31, 1998

         o Notes to Combined Statements of Certain Revenues and Certain Expenses

         Kohm Properties

         o Report of  Independent  Auditors

         o Combined Statements of Certain Revenues and Certain Expenses for the nine months ended September 30, 1999 (unaudited) and for the year ended December 31, 1998

         o Notes to Combined Statements of Certain Revenues and Certain Expenses

         Northpointe Property

         o Report of Independent Auditors

         o Statements of Certain Revenues and Certain Operating Expenses for the nine months ended September 30, 1999 (unaudited) and for the year ended December 31, 1998

         o Notes  to  Statements  of  Certain  Revenues  and  Certain  Operating
           Expenses

         R&B Properties

         o Report of Independent Auditors

         o Combined   Statements  of  Certain  Revenues  and  Certain  Operating
           Expenses for the nine months ended September 30, 1999 (unaudited) and for the year ended December 31, 1998

         o Notes  to  Combined   Statements  of  Certain  Revenues  and  Certain
           Operating Expenses

(b)      Pro Forma Consolidated Financial Statements
         -------------------------------------------

(c)      Exhibits
         --------

         23.  Consent of Independent Auditors

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PS BUSINESS PARKS, INC.


Date: March 10, 2000                                      By:  /s/ Jack Corrigan
                                                             -------------------
                                                                   Jack Corrigan
                                      Vice President and Chief Financial Officer

                         REPORT OF INDEPENDENT AUDITORS
                         ------------------------------


The Board of Directors
of PS Business Parks, Inc.


We have audited the accompanying combined statement of certain revenues and certain expenses of the Monroe/Lafayette Properties (as defined in Note 1) ("Statement") for the year ended December 31, 1998. The Statement is the responsibility of the Monroe/Lafayette Properties' management. Our responsibility is to express an opinion on the above mentioned Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

In our opinion, the Statement presents fairly the combined certain revenues and certain expenses of the Monroe/Lafayette Properties for the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP


Los Angeles, California
August 13, 1999

                           MONROE/LAFAYETTE PROPERTIES
          Combined Statements of Certain Revenues and Certain Expenses


                                                                             Nine months ended       Year ended
                                                                             September 30, 1999   December 31, 1998
                                                                            -------------------   -----------------
                                                                                (Unaudited)

           Certain rental revenues................................          $    1,182,000        $    1,267,000
           Certain operating expenses.............................                (289,000)             (427,000)
           Interest expense.......................................                (130,000)             (184,000)
                                                                            -------------------   -----------------
           Certain rental revenues in excess of certain expenses..          $      763,000        $      656,000
                                                                            ===================   =================


                             See accompanying notes
                                       5

                           MONROE/LAFAYETTE PROPERTIES
      Notes to Combined Statements of Certain Revenues and Certain Expenses


1.       Background and Basis of Combination

         The accompanying combined statements of certain revenues and certain expenses include the accounts of two properties located in Northern Virginia (collectively "Monroe/Lafayette Properties") and acquired by PS Business Parks, Inc. ("PSB") on January 29, 1999. The properties were owned by different owners but have a common property manager. The combined statements are prepared in order to comply with Rule 3.14 of Regulation S-X of the Securities and Exchange Commission.

         The combined statements of certain revenues and certain expenses include only the accounts and activities of the Monroe/Lafayette Properties. Items that are not comparable to the future operations of the Monroe/Lafayette Properties have been excluded. Such items include depreciation, amortization, management fees, interest income, professional fees, miscellaneous income and straight line rent adjustments.

         An audited combined statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Monroe/Lafayette Properties were acquired from unaffiliated parties and (ii) based on the investigation of the Monroe/Lafayette Properties by PSB, management is not aware of any material factors relating to the Monroe/Lafayette Properties that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by PSB as described below.

         In the decision to acquire the Monroe/Lafayette Properties, PSB considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy levels of the properties.

         PSB has reviewed the expenses of the Monroe/Lafayette Properties, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance. PSB expects that certain operating expenses in the future will be consistent with those reported for 1998 and the nine months ended September 30, 1999.

2.       Summary of Significant Accounting Policies

         Revenue Recognition

         The Monroe/Lafayette Properties lease space to tenants for which they charge minimum rents and receive reimbursement for certain operating expenses. The leases are accounted for as operating leases and are non-cancelable with varying terms and expiration dates. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

         Use of Estimates

         The preparation of the combined statements of certain revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the combined statements of certain revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.       Mortgage Debt

         One of the properties provides collateral for a mortgage note with an outstanding balance at December 31, 1998 of $2,193,000. The mortgage note bears interest at 8.0% and is due in April 2003.

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors
of PS Business Parks, Inc.


We have audited the accompanying combined statement of certain revenues and certain expenses of the Kohm Properties (as defined in Note 1) ("Statement") for the year ended December 31, 1998. The Statement is the responsibility of the Kohm Properties' management. Our responsibility is to express an opinion on the above mentioned Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

In our opinion, the Statement presents fairly the combined certain revenues and certain expenses of the Kohm Properties for the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP


Los Angeles, California
August 23, 1999

                               THE KOHM PROPERTIES
          Combined Statements of Certain Revenues and Certain Expenses


                                                                             Nine months ended       Year ended
                                                                             September 30, 1999   December 31, 1998
                                                                            -------------------   -----------------
                                                                                (Unaudited)

           Certain rental revenues................................          $    2,698,000        $    2,956,000
           Certain operating expenses.............................                (668,000)             (878,000)
           Interest expense.......................................                (924,000)             (826,000)
                                                                            -------------------   -----------------
           Certain rental revenues in excess of certain expenses..          $    1,106,000        $    1,252,000
                                                                            ===================   =================



                             See accompanying notes

                               THE KOHM PROPERTIES
      Notes to Combined Statements of Certain Revenues and Certain Expenses


1.       Background and Basis for Presentation

         The accompanying combined statements of certain revenues and certain expenses include the accounts of four properties located in Northern Virginia (collectively "Kohm Properties") and acquired by PS Business Parks, Inc. ("PSB") on June 30, 1999. The properties were owned by different owners but have a common property manager. The combined statements are prepared in order to comply with Rule 3.14 of Regulation S-X of the Securities and Exchange Commission.

         The combined statements of certain revenues and certain expenses include only the accounts and activities of the Kohm Properties. Items that are not comparable to the future operations of the Kohm Properties have been excluded. Such items include depreciation, amortization, management fees, interest income, professional fees, miscellaneous income and straight line rent adjustments.

         An audited statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Kohm Properties were acquired from unaffiliated parties and (ii) based on the investigation of the Kohm Properties by PSB, management is not aware of any material factors relating to the Kohm Properties that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by PSB as described below.

         In the decision to acquire the Kohm Properties, PSB considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy levels of the properties.

         PSB has reviewed the expenses of the Kohm Properties, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance. PSB expects that certain operating expenses in the future will be consistent with those reported for 1998 and the nine months ended September 30, 1999.

2.       Summary of Significant Accounting Policies

         Revenue Recognition

         The Kohm Properties lease space to tenants for which they charge minimum rents and receive reimbursement for certain operating expenses. The leases are accounted for as operating leases and are non-cancelable with varying terms and expiration dates. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

         Use of Estimates

         The preparation of the combined statements of certain revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the combined statements of certain revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.       Mortgage Debt

         The Kohm Properties provide collateral for mortgage notes with outstanding balances at December 31, 1998 of $4,414,000 and $6,835,000. The mortgage notes bear interest at 7.28% and 8.19%, respectively, and are due in February 2003 and March 2007, respectively.

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors
of PS Business Parks, Inc.


We have audited the accompanying statement of certain revenues and certain operating expenses of the Northpointe Property (as defined in Note 1) ("Statement") for the year ended December 31, 1998. The Statement is the responsibility of the Northpointe Property's management. Our responsibility is to express an opinion on the above mentioned Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

In our opinion, the Statement presents fairly certain revenues and certain operating expenses of the Northpointe Property for the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP



Los Angeles, California
October 27, 1999

                            THE NORTHPOINTE PROPERTY
          Statements of Certain Revenues and Certain Operating Expenses


                                                                            Nine months ended      Year ended
                                                                            September 30, 1999   December 31, 1998
                                                                            ------------------- -------------------
                                                                                (Unaudited)

           Certain rental revenues..................................        $    2,042,000        $    2,494,000
           Certain operating expenses...............................              (650,000)             (889,000)
                                                                            -------------------   -----------------
           Certain rental revenues in excess of certain operating
                expenses............................................        $    1,392,000        $    1,605,000
                                                                            ===================   =================



                             See accompanying notes

                            THE NORTHPOINTE PROPERTY
     Notes to Statements of Certain Revenues and Certain Operating Expenses


1.       Background and Basis for Presentation

         The accompanying statements of certain revenues and certain operating expenses include the accounts of the Northpointe Property located in California and acquired by PS Business Parks, Inc. ("PSB") on July 30, 1999. The statements are prepared in order to comply with Rule 3.14 of Regulation S-X of the Securities and Exchange Commission.

         The statements of certain revenues and certain operating expenses include only the accounts and activities of the Northpointe Property. Items that are not comparable to the future operations of the Northpointe Property have been excluded. Such items include depreciation, amortization, management fees, interest income, professional fees, miscellaneous income and straight line rent adjustments.

         An audited statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Northpointe Property was acquired from an unaffiliated party and (ii) based on the investigation of the Northpointe Property by PSB, management is not aware of any material factors relating to the Northpointe Property that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by PSB as described below.

         In the decision to acquire the Northpointe Property, PSB considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy level of the property.

         PSB has reviewed the expenses of the Northpointe Property, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance. PSB expects that certain operating expenses in the future will be consistent with those reported for 1998 and the nine months ended September 30, 1999.

2.       Summary of Significant Accounting Policies

         Revenue Recognition

         The Northpointe Property leases space to tenants for which they charge minimum rents and receive reimbursement for certain operating expenses. The leases are accounted for as operating leases and are non-cancelable with varying terms and expiration dates. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

         Use of Estimates

         The preparation of the statements of certain revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statements of certain revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors
of PS Business Parks, Inc.


We have audited the accompanying combined statement of certain revenues and certain operating expenses of the R&B Properties (as defined in Note 1) ("Statement") for the year ended December 31, 1998. The Statement is the responsibility of the R&B Properties' management. Our responsibility is to express an opinion on the above mentioned Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

In our opinion, the Statement presents fairly the combined certain revenues and certain operating expenses of the R&B Properties for the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP


Los Angeles, California
January 14, 2000

                                 R&B PROPERTIES
     Combined Statements of Certain Revenues and Certain Operating Expenses




                                                                              Nine months ended       Year ended
                                                                             September 30, 1999   December 31, 1998
                                                                            -------------------   -----------------
                                                                                (Unaudited)

           Certain rental revenues..................................        $    2,824,000        $    3,519,000
           Certain operating expenses...............................            (1,030,000)           (1,371,000)
                                                                            -------------------   -----------------
           Certain rental revenues in excess of certain operating
                expenses............................................        $    1,794,000        $    2,148,000
                                                                            ===================   =================


                             See accompanying notes

                                 R&B PROPERTIES
 Notes to Combined Statements of Certain Revenues and Certain Operating Expenses


1.       Background and Basis for Presentation

         The accompanying combined statements of certain revenues and certain operating expenses include the accounts of two properties located in Arizona and Texas and acquired by PS Business Parks, Inc. ("PSB") on December 30, 1999. The statements are prepared in order to comply with Rule 3.14 of Regulation S-X of the Securities and Exchange Commission.

         The combined statements of certain revenues and certain operating expenses include only the accounts and activities of the R&B Properties. Items that are not comparable to the future operations of the R&B Properties have been excluded. Such items include depreciation, amortization, management fees, interest income, professional fees, miscellaneous income and straight line rent adjustments.

         An audited statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the R&B Properties were acquired from an unaffiliated party and (ii) based on the investigation of the R&B Properties by PSB, management is not aware of any material factors relating to the R&B Properties that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by PSB as described below.

         In the decision to acquire the R&B Properties, PSB considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy levels of the properties.

         PSB has reviewed the expenses of the R&B Properties, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance. PSB expects that certain operating expenses in the future will be consistent with those reported for 1998 and the nine months ended September 30, 1999.

2.       Summary of Significant Accounting Policies

         Revenue Recognition

         The R&B Properties lease space to tenants for which they charge minimum rents and receive reimbursements for certain operating expenses. The leases of the R&B Properties are accounted for as operating leases and are non-cancelable with varying terms and expiration dates. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

         Use of Estimates

         The preparation of the combined statements of certain revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the combined statements of certain revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

Item 7 (b)  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)


PS Business Parks, Inc. ("PSB" or the "Company") is the successor to American Office Park Properties, Inc. ("AOPP") which merged with and into Public Storage Properties XI, Inc. ("PSP11") on March 17, 1998 (the "Merger"). The name of the Company was changed to "PS Business Parks, Inc." in connection with the Merger.

Based upon the terms of the merger (see below), the transaction for financial reporting and accounting purposes has been accounted for as a reverse acquisition whereby AOPP is deemed to have acquired PSP11. However, PSP11 is the continuing legal entity and registrant for both Securities and Exchange
Commission filing purposes and income tax reporting purposes. All subsequent references to PSB or the Company for periods prior to March 17, 1998 shall refer to AOPP.

The following unaudited pro forma consolidated financial statements were prepared to reflect the acquisition of real estate facilities by PSB through its consolidated partnerships during the period of January 29, 1999 through December 30, 1999. During that period, PSB acquired nine commercial properties and two parcels of vacant land located in Northern Virginia, Northern California, Texas and Arizona for an aggregate cost of approximately $83 million. The Company is not affiliated with the sellers and the purchase price was established through arm's length negotiations. The Company obtained the funds to acquire the facilities from its existing cash balances, proceeds from the issuance of preferred stock and preferred units in its operating partnership in addition to the assumption of existing mortgage notes payable totaling $19,719,000.

In addition, the pro forma consolidated financial statements reflect the March 17, 1998 Merger, which is described in the Public Storage Properties XI, Inc. Proxy Statement and Prospectus dated February 5, 1998 (the "Proxy Statement"). Pursuant to the Merger:

         o Each outstanding share of PSP11 common stock, which did not elect cash, continued to be owned by current holders. A total of 106,155 PSP11 common shares elected to receive cash of $20.50 per share.

         o Each share of PSP11 common stock Series B and each share of PSP11 common stock Series C converted into 0.8641 shares of PSP11 common stock.

         o Each share of AOPP common stock converted into 1.18 shares of PSP11 common stock.

         o Concurrent with the Merger, PSP11 exchanged 11 mini-warehouses and two properties that combine mini-warehouse and commercial space (the "Exchange") for 11 commercial properties owned by Public Storage, Inc. ("PSI"). The fair value of each group of real estate facilities was approximately $48 million.

The Merger has been accounted for as a reverse merger whereby PSB is treated as the acquirer using the purchase method. This has been determined based upon the following: (i) the former shareholders and unitholders of PSB owned in excess of 80% of the merged companies and (ii) the business focus post-Merger will continue to be that of PSB's which includes the acquisition, ownership and management of commercial properties. Prior to the Merger, PSP11's business focus had been primarily on the ownership and operation of its self-storage facilities which represented approximately 81% of its portfolio.

In addition to adjustments to reflect the recently acquired properties and the Merger, pro forma adjustments were made to reflect the following transactions (all common share and common operating partnership ("OP") unit amounts have been adjusted to reflect the conversion factor of 1.18 pursuant to the Merger):

         1. In January 1998, PSB entered into an agreement with a group of institutional investors under which PSB agreed to issue up to 6,744,072 shares of common stock at $22.88 per share in cash (an aggregate of $155 million) in separate tranches. The first tranche, representing 2,185,187 shares or $50 million was issued in January 1998. The remainder of the common shares (4,588,885 shares) was issued on May 6, 1998 and the net proceeds ($105 million) were used to fund a portion of the cost to acquire the Principal Properties.

         2. On January 13, 1998, PSB acquired a commercial property (the "Ammendale Property") from an unaffiliated third party for an aggregate cost of approximately $22,518,000, consisting of cash totaling $22,325,000 and the issuance of 8,428 OP units having a value of $193,000.

         3. In March 1998, PSB acquired two commercial properties (the `March Acquisitions Properties") from unaffiliated third parties for an aggregate cost of approximately $32,916,000, consisting of cash totaling $17,377,000, the assumption of existing mortgage notes payable of $14,526,000 and the issuance of 44,250 OP units having a value of $1,013,000.

         4. On May 4, 1998, PSB acquired 29 commercial properties (the "Principal Properties") from an unaffiliated third party for an aggregate cost of approximately $190.5 million in cash. PSB financed the acquisition through the use of available cash and borrowings from an affiliate.

         5. In May 1998, PSB completed two common stock offerings, raising net proceeds in aggregate totaling $118.9 million through the issuance of 5,025,800 common shares. Proceeds were used to pay off borrowings from an affiliate.

         6. On June 11, 1998, PSB acquired two commercial properties (the "Northpointe Properties") from an unaffiliated third party for an aggregate cost of approximately $7,323,000, consisting of cash totaling $3,442,000, the assumption of existing mortgage notes payable of $3,678,000 and the issuance of 8,882 OP units having a value of $203,000.

         7. On June 17, 1998, PSB acquired a commercial property (the "Gunston Property") from an unaffiliated third party for an aggregate cost of approximately $21,820,000, consisting of cash totaling $10,049,000 and the assumption of an existing mortgage note payable of $11,777,000.

         8. On September 30, 1998, PSB acquired a commercial property (the "Spectrum 95 Property") from an unaffiliated third party for an aggregate cost of approximately $8,473,000, consisting of cash totaling $8,317,000 and the issuance of 6,540 OP units having a value of $156,000.

         9. On November 4, 1998, PSB acquired a newly developed commercial property (the "Royal Tech 15 Property") from an unaffiliated third party for an aggregate cost of approximately $6,880,000 in cash.

        10. On December 31, 1998, PSB acquired six commercial properties and subsequently acquired six additional commercial properties and two newly developed properties (collectively referred to as the "Hill Properties") on January 6, 1999 and May 31, 1999, respectively, from unaffiliated third parties for an aggregate cost of approximately $42,897,000, consisting of cash totaling $34,224,000 and the assumption of an existing mortgage note payable of $8,673,000.

        11.   On December 31, 1998, PSB acquired a commercial property (the "Las
              Plumas  Property")  from  an  unaffiliated   third  party  for  an
              aggregate cost of approximately $17,250,000 in cash.

        12. On April 23, 1999, the Operating Partnership completed a private placement of 510,000 preferred units with a preferred distribution rate of 8 7/8%. The net proceeds from the placement of preferred units were approximately $12.5 million and were used to repay borrowings from an affiliate.

        13. On April 30, 1998, PSB issued 2,200,000 depositary shares each representing 1/1,000 of a share of 9 1/4% Cumulative Preferred Stock, Series A. Net proceeds from the public perpetual preferred stock offering were approximately $53.1 million and were used to repay borrowings from an affiliate and a mortgage note payable of approximately $11 million. The remaining proceeds were used for investment in real estate.

        14. On September 3, 1999, the Operating Partnership completed a private placement of 3,200,000 preferred units with a preferred distribution rate of 8 3/4%. The net proceeds from the placement of preferred units were approximately $78 million. A portion of the proceeds will be used to prepay a mortgage note payable of approximately $8.5 million and the remaining portion will be used to finance future acquisitions.

        15. On September 7 and 23, 1999, the Operating Partnership completed private placements of 1,200,000 and 400,000 preferred units, respectively, with a preferred distribution rate of 8 7/8%. The net proceeds from the placement of preferred units were approximately $39.2 million and will be used to finance future acquisitions.


The pro forma consolidated balance sheet at September 30, 1999 has been prepared to reflect the subsequent acquisitions of commercial properties and the prepayment of a mortgage note payable from the proceeds of the preferred OP unit offerings.

The pro forma consolidated statement of income for the nine months ended September 30, 1999 has been prepared assuming (i) the aforementioned acquisitions of commercial properties and (ii) the aforementioned private placements of preferred OP units and public offering of depositary shares representing fractional interest in preferred stock, as if all such transactions were completed at the beginning of fiscal 1999. The operations of all property acquisitions are based on the historical operating results for 1999.

The pro forma consolidated statement of income for the year ended December 31, 1998 has been prepared assuming (i) the aforementioned acquisitions of commercial properties, (ii) the aforementioned issuance of common stock to institutional and public investors, (iii) the Merger between PSB and PSP11 and
(iv) the aforementioned private placements of preferred OP units and public offering of depositary shares representing fractional interest in preferred stock, as if all such transactions were completed at the beginning of fiscal 1998. The operations of all property acquisitions are based on the historical operating results for 1998.

The pro forma consolidated statements of income for the nine months and year ended December 31, 1999 and 1998, respectively, do not include income derived from uninvested cash of approximately $88 million.

The pro forma adjustments are based upon available information and upon certain assumptions as set forth in the notes to the pro forma consolidated financial statements that PSB and PSP11 believe are reasonable in the circumstances. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the historical financial statements of PSB, PSP11 and other documents filed by PSB and PSP11 with the Securities and Exchange Commission (such as Form 8-K's which reference property acquisitions) from time to time. The following pro forma consolidated financial statements do not purport to represent what PSB's results of operations would actually have been if the transactions had in fact occurred at the beginning of the dates indicated or to project PSB's results of operations for any future date or period.

                             PS BUSINESS PARKS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1999
                                   (Unaudited)
                  (Amounts in thousands, except per share data)


                                                                      PSB            Acquisitions              PSB
                                                                  (Historical)          (Note 1)            (Pro Forma)
                                                                ----------------   -----------------     ----------------
                           ASSETS

Cash and cash equivalents.................................      $       118,988    $       (31,110)      $        87,878
Real estate facilities, net of accumulated depreciation...              772,005             22,556               794,561
Construction in progress..................................                7,137                  -                 7,137
Intangible assets, net of accumulated amortization........                1,357                  -                 1,357
Receivables and other assets..............................                6,900                  -                 6,900
                                                                ----------------   -----------------     ----------------
     Total assets.........................................      $       906,387    $        (8,554)      $       897,833
                                                                ================   =================     ================


            LIABILITIES AND SHAREHOLDERS' EQUITY



Accrued and other liabilities.............................      $        19,210    $             -       $        19,210
Mortgage notes payable....................................               45,828             (8,554)               37,274

Minority interests:
   Preferred units........................................              132,750                  -               132,750
   Common units...........................................              156,210                  -               156,210


Shareholders' equity:
   Preferred  stock,  $0.01  par  value,   50,000,000  shares
      authorized,  2,200  shares  issued and  outstanding  at
      September 30, 1999..................................               55,000                  -                55,000
   Common  stock,   $0.01  par  value,   100,000,000   shares
      authorized,  23,645,461  shares issued and  outstanding
      at September 30, 1999...............................                  236                  -                   236
   Paid-in capital........................................              479,466                  -               479,466
   Cumulative net income..................................               62,906                  -                62,906
   Cumulative distributions...............................              (45,219)                 -               (45,219)
                                                                ----------------   -----------------     ----------------
       Total shareholders' equity.........................              552,389                  -               552,389
                                                                ----------------   -----------------     ----------------
   Total liabilities and shareholders' equity.............      $       906,387    $        (8,554)      $       897,833
                                                                ================   =================     ================


Book value per common share (Note 2)......................      $         21.04                          $         21.04
                                                                ================                         ================
Shares outstanding........................................           23,645,000                               23,645,000
                                                                ================                         ================



        See Accompanying Notes to Pro Forma Consolidated Balance Sheet.
                                       19

                             PS BUSINESS PARKS, INC.
                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1999
                                   (Unaudited)


1.       Property Acquisitions
         ---------------------


         On December 30, 1999, PSB acquired two commercial  properties (the "R&B
         Properties") from an unaffiliated third party for an aggregate cost of approximately $22,556,000 in cash.

         The following pro forma adjustments have been made to the pro forma consolidated balance sheet to reflect the aforementioned transaction as if these properties had been owned by PSB as of September 30, 1999.

        o  Cash and cash equivalents have been adjusted to reflect:
           o  the acquisition cost of the facilities acquired................................    $   (22,556,000)
           o  the  prepayment  of a mortgage  note payable from the proceeds of the preferred
              OP unit offerings..............................................................         (8,554,000)
                                                                                                 ----------------
                                                                                                 $   (31,110,000)
                                                                                                 ================

        o  A pro forma  adjustment has been made to real estate  facilities to reflect the
           acquisition cost of the facilities acquired.......................................    $    22,556,000
                                                                                                 ================

        o  A pro forma  adjustment  has been made to reflect the  prepayment of a mortgage
           note payable from the proceeds of the preferred OP unit offerings.................    $    (8,554,000)
                                                                                                 ================

2.       Book value per common share
         ---------------------------

         Book value per common share has been determined by dividing total common shareholders' equity by the outstanding common shares. The following summarizes the common shares outstanding:

                                                                                                  Common shares
                                                                                                   outstanding
                                                                                                 ----------------

        o PSB historical shares outstanding at September 30, 1999............................         23,645,461



                             PS BUSINESS PARKS, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 1999
                                   (Unaudited)
                  (Amounts in thousands, except per share data)



                                                                                 Acquisition of
                                                                                Real Estate from        Other
                                                                   PSB           Third Parties       Adjustments         PSB
                                                              (Historical)         (Note 1)           (Note 2)       (Pro forma)
                                                              -------------     ----------------   -------------    -------------
               Revenues:
                  Rental income............................   $     92,544      $      6,153       $         -      $     98,697
                  Facility management fees from affiliates.            351                 -                 -               351
                  Interest and other income................            885                 -                 -               885
                                                              -------------     ----------------   -------------    -------------
                                                                    93,780             6,153                 -            99,933
                                                              -------------     ----------------   -------------    -------------

               Expenses:
                  Cost of operations.......................         25,951             1,986                 -            27,937
                  Cost of facility management..............             70                 -                 -                70
                  Depreciation and amortization............         21,641             2,658                 -            24,299
                  General and administrative...............          2,339                 -                 -             2,339
                  Interest expense.........................          2,658               660              (986)            2,332
                                                              -------------     ----------------   -------------    -------------
                                                                    52,659             5,304              (986)           56,977
                                                              -------------     ----------------   -------------    -------------

               Income before minority interest in income...         41,121               849               986            42,956
                  Minority interest in income - preferred
                  units (Note 6)...........................         (1,236)                -            (7,524)           (8,760)
                  Minority interest in income - common
                  units (Note 6)...........................         (9,533)             (203)            1,965            (7,771)
                                                              -------------     ----------------   -------------    -------------
               Net income (loss)...........................   $     30,352      $        646       $    (4,573)     $     26,425
                                                              =============     ================   =============    =============


               Net income (loss) allocation:
                  Allocable to preferred shareholders......   $      2,134      $          -       $     1,682      $      3,816
                  Allocable to common shareholders.........         28,218               646            (6,255)           22,609
                                                              -------------     ----------------   -------------    -------------
                                                              $     30,352      $        646       $    (4,573)     $     26,425
                                                              =============     ================   =============    =============

               Net income per common share (Notes 3 and 5):
                    Basic..................................   $      1.19                                           $       0.96
                                                              =============                                         =============
                    Diluted................................   $      1.19                                           $       0.95
                                                              =============                                         =============

               Weighted average common shares outstanding
               (Notes 3 and 5):
                    Basic..................................         23,639                                                23,639
                                                              =============                                         =============
                    Diluted................................         23,713                                                23,713
                                                              =============                                         =============




     See Accompanying Notes to Pro Forma Consolidated Statements of Income.

                             PS BUSINESS PARKS, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1998
                                   (Unaudited)
                  (Amounts in thousands, except per share data)


                                                                                   Pro Forma
                                                                             Pre-Merger Adjustments
                                                                             ----------------------
                                                                        Acquisition of
                                                                       Real Estate from        Other         PSB
                                                          PSB            Third Parties      Adjustments   Pre-Merger
                                                      (Historical)         (Note 1)          (Note 2)     (Pro forma)
                                                     -------------     ----------------   -------------  -------------
Revenues:
   Rental income:
     Commercial properties.......................    $     88,320      $     28,199       $         -    $    116,519
     Mini-warehouse properties...................               -                 -                 -               -
   Facility management fees......................             529                 -                 -             529
   Interest and other income.....................           1,411                 -                 -           1,411
                                                     -------------     ----------------   -------------  -------------
                                                           90,260            28,199                 -         118,459
                                                     -------------     ----------------   -------------  -------------
Expenses:
   Cost of operations:
     Commercial properties.......................          26,073             7,300                 -          33,373
     Mini-warehouse properties...................               -                 -                 -               -
   Cost of managing facilities...................              77                 -                 -              77
   Depreciation and amortization.................          18,908            10,719                 -          29,627
   General and administrative....................           2,233                 -               225           2,458
   Interest expense..............................           2,361             2,547            (1,227)          3,681
                                                     -------------     ----------------   -------------  -------------
                                                           49,652            20,566            (1,002)         69,216
                                                     -------------     ----------------   -------------  -------------
Income before minority interests................          40,608             7,633             1,002          49,243
   Minority interest in income - preferred units                -                 -           (11,682)        (11,682)
   (Note 6)
   Minority interest in income - common units             (11,208)           (1,832)            3,784          (9,256)
   (Note 6)                                          -------------     ----------------   -------------  -------------
Net income (loss)................................    $     29,400      $      5,801       $    (6,896)   $     28,305
                                                     =============     ================   =============  =============
Net income (loss) allocation:
   Allocable to preferred shareholders...........    $          -      $          -       $     5,088    $      5,088
   Allocable to common shareholders..............          29,400             5,801           (11,984)         23,217
                                                     -------------     ----------------   -------------  -------------
                                                     $     29,400      $      5,801       $    (6,896)   $     28,305
                                                     =============     ================   =============  =============

Net income per common share (Notes 3 and 5):
     Basic.......................................    $       1.52                                        $       1.00
                                                     =============                                       =============
     Diluted.....................................    $       1.51                                        $       1.00
                                                     =============                                       =============
Weighted average common shares outstanding
(Notes 3 and 5):
     Basic.......................................          19,361                                              23,155
                                                     =============                                       =============
     Diluted.....................................          19,429                                              23,223
                                                     =============                                       =============

     See Accompanying Notes to Pro Forma Consolidated Statements of Income.

                             PS BUSINESS PARKS, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1998
                                   (Unaudited)
                  (Amounts in thousands, except per share data)



                                                                          Pro Forma
                                                                      Merger Adjustments
                                                                      ------------------
                                                                       Exchange of Real        PSB
                                                        PSB 11        Estate Facilities     Pre-Merger
                                                      (Historical)         (Note 4)        (Pro forma)
                                                     -------------    -----------------   -------------


Revenues:
   Rental income:
     Commercial properties.......................    $        232     $       1,744       $   118,495
     Mini-warehouse properties...................           1,280            (1,280)                -
   Facility management fees......................               -               (99)              430
   Interest and other income.....................               -                 -             1,411
                                                     -------------    -----------------   -------------
                                                            1,512               365           120,336
                                                     -------------    -----------------   -------------
Expenses:
   Cost of operations:
     Commercial properties.......................              86               666            34,125
     Mini-warehouse properties...................             434              (434)                -
   Cost of managing facilities...................               -               (13)               64
   Depreciation and amortization.................             250                85            29,962
   General and administrative....................              36                 -             2,494
   Interest expense..............................               -                 -             3,681
                                                     -------------    -----------------   -------------
                                                              806               304            70,326
                                                     -------------    -----------------   -------------
Income before minority interests.................             706                61            50,010
   Minority interest in income - preferred units                -                 -           (11,682)
   (Note 6)
   Minority interest in income - common units                (169)              (15)           (9,440)
   (Note 6)                                          -------------    -----------------   -------------
Net income (loss)................................    $        537     $          46       $    28,888
                                                     =============    =================   =============
Net income (loss) allocation:
   Allocable to preferred shareholders...........    $          -     $           -       $     5,088
   Allocable to common shareholders..............             537                46            23,800
                                                     -------------    -----------------   -------------
                                                     $        537     $          46       $    28,888
                                                     =============    =================   =============

Net income per common share (Notes 3 and 5):
     Basic.......................................                                         $      1.01
                                                                                          =============
     Diluted.....................................                                         $      1.00
                                                                                          =============
Weighted average common shares outstanding
(Notes 3 and 5):
     Basic.......................................                                              23,631
                                                                                          =============
     Diluted.....................................                                              23,699
                                                                                          =============

     See Accompanying Notes to Pro Forma Consolidated Statements of Income.

                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For the nine months ended September 30, 1999
                      and the year ended December 31, 1998
                                   (Unaudited)


1.       Acquisition of Real Estate Facilities from Third Parties
         --------------------------------------------------------

         The following pro forma adjustments have been made to the pro forma consolidated statements of income to reflect the operations of the acquired properties as if such properties had been owned and operated by PSB throughout the entire period presented:


                                                                              Nine months ended        Year ended
                                                                              September 30, 1999    December 31, 1998
                                                                              ------------------    -----------------
        o  Rental income has been adjusted to reflect:                                 (Amounts in thousands)
           o  the pro forma rental income as if the acquired properties were owned by PSB for the periods presented:
                     Ammendale Property...................................    $            -        $        3,235
                     March Acquisitions Properties........................                 -                 4,113
                     Principal Properties.................................                 -                23,377
                     Northpointe Properties...............................                 -                   950
                     Gunston Property ....................................                 -                 2,430
                     Spectrum 95 Property.................................                 -                   768
                     Royal Tech 15 Property...............................                 -                    93
                     Las Plumas Property .................................                 -                 2,369
                     Hill Properties......................................             1,855                 4,779
                     Monroe/Lafayette Properties..........................             1,182                 1,267
                     Kohm Properties......................................             2,698                 2,956
                     Northpointe Property.................................             2,042                 2,494
                     R&B Properties.......................................             2,824                 3,519
           o  the rental income of these  properties  which are already
              included in PSB's historical amounts........................            (4,448)              (24,151)
                                                                              ------------------    -----------------
                                                                              $        6,153        $       28,199
                                                                              ==================    =================
        o  Cost of operations has been adjusted to reflect:
           o  the pro  forma  cost  of  operations  as if the  acquired properties were owned by PSB for the periods presented:
                     Ammendale Property...................................    $            -        $          818
                     March Acquisitions Properties........................                 -                 1,071
                     Principal Properties.................................                 -                 5,301
                     Northpointe Properties...............................                 -                   174
                     Gunston Property.....................................                 -                   270
                     Spectrum 95 Property.................................                 -                   192
                     Royal Tech 15 Property...............................                 -                    10
                     Las Plumas Property .................................                 -                   440
                     Hill Properties .....................................               527                 1,073
                     Monroe/Lafayette Properties..........................               289                   427
                     Kohm Properties......................................               668                   878
                     Northpointe Property.................................               650                   889
                     R&B Properties.......................................             1,030                 1,371
           o  the cost of  operations  of these  properties  which  are
              already included in PSB's historical amounts................            (1,178)               (5,614)
                                                                              ------------------    -----------------
                                                                              $        1,986        $        7,300
                                                                              ==================    =================


                             PS BUSINESS PARKS, INC.

              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For the nine months ended September 30, 1999
                      and the year ended December 31, 1998
                                   (Unaudited)

                                                                              Nine months ended        Year ended
                                                                              September 30, 1999    December 31, 1998
                                                                              ------------------    -----------------
                                                                                       (Amounts in thousands)
        o  A  pro  forma   adjustment  has  been  made  to  reflect  the
           incremental  depreciation  expense of the acquired properties
           as if they were owned by PSB for the periods presented.........    $        2,658        $       10,719
                                                                              ==================    =================

        o  A  pro forma   adjustment  has  been  made  to reflect  the
           incremental  interest  expense  as  if the  mortgage  notes associated with the acquired properties were assumed at the
           beginning of the periods presented.............................    $          660        $        2,547
                                                                              ==================    =================

        o  Minority   interest   in  income   allocable   to  common
           unitholders  has   been  adjusted   based  upon  its  pro
           rata ownership interest in the pro forma adjustments above.....    $         (203)       $       (1,832)
                                                                              ==================    =================

2.       Other Pro Forma Adjustments
         ---------------------------

        o  General  and  administrative  expense  has  been  adjusted to reflect  additional  payroll  costs  associated  with  hiring
           acquisition and executive personnel............................    $            -        $          225
                                                                              ==================    =================

        o  Interest  expense   has   been   adjusted   to   reflect   the
           following transactions as if the proceeds from the issuance of common shares, preferred shares  and  preferred  OP units were available at the beginning of the periods presented:
           o  the prepayment of a mortgage note payable...................    $         (543)       $         (736)
           o  the paydown of the Company's line of credit.................               (72)                    -
           o  the  paydown  of the  Company's  borrowings  from  Public
              Storage, Inc................................................              (371)                 (491)
                                                                              ------------------    -----------------
                                                                              $         (986)       $       (1,227)
                                                                              ==================    =================

        o  Minority interest in income allocable to preferred unitholders
           has  been  adjusted  to  reflect  the   incremental  preferred
           distributions if the  preferred  OP unit  offerings  had  been
           completed at the beginning of the periods presented............    $       (7,524)       $      (11,682)
                                                                              ==================    =================

        o  Minority   interest   in  income   allocable   to  common
           unitholders has been adjusted  based  upon  its pro  rata
           ownership interest in the above pro forma adjustments..........    $        1,965        $        3,784
                                                                              ==================    =================

        o  Net  income  allocable to preferred  shareholders has been adjusted to reflect the incremental preferred dividends as if the preferred  stock offering had been completed at the
           beginning of the periods presented.............................    $        1,682        $        5,088
                                                                              ==================    =================


                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For the nine months ended September 30, 1999
                      and the year ended December 31, 1998
                                   (Unaudited)


3.      Net income per common share (Pro Forma in 1999 and Pre-Merger Pro
        -----------------------------------------------------------------
        Forma in 1998) has been computed as follows:
        --------------------------------------------

                                                                               Nine months ended        Year ended
                                                                              September 30, 1999    December31, 1998
                                                                              ------------------    -----------------
                                                                                       (Amounts in thousands,
                                                                                       except per share data)

        Historical net income allocable to common shareholders...........     $       28,218        $       29,400
                                                                              ==================    =================

        Historical weighted average common shares - basic................             23,639                19,361
             Dilutive effect of stock options............................                 74                    68
                                                                              ------------------    -----------------
        Historical weighted average common shares - diluted..............             23,713                19,429
                                                                              ==================    =================

        Historical net income per common share - basic...................     $         1.19        $         1.52
        Historical net income per common share - diluted.................     $         1.19        $         1.51

        -------------------------------------------------------------------------------------------------------------

        Pro forma net income allocable to common shareholders.                $       22,609        $       23,217
                                                                              ==================    =================

        Historical weighted average common shares - basic................             23,639                19,361
             Issuance  of common  shares to  institutional  investors  in
             January  and  May  1998  (6,774,072  shares  less  5,010,359 shares which are already included in the historical  amounts
             for the year ended December 31, 1998).......................                  -                 1,764
             Issuance  of  common  shares  to  the  public  in  May  1998
             (5,025,800  shares less  2,996,090  shares which are already included  in the  historical  amounts  for  the  year  ended
             December 31, 1998)..........................................                  -                 2,030
                                                                              ------------------    -----------------

         Pro forma weighted average common shares - basic...............              23,639                23,155
             Dilutive effect of stock options............................                 74                    68
                                                                              ------------------    -----------------

         Pro forma weighted average common shares - diluted..............             23,713                23,223
                                                                              ==================    =================

        Pro forma net income per common share - basic....................     $         0.96        $         1.00
        Pro forma net income per common share - diluted..................     $         0.95        $         1.00




                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For the nine months ended September 30, 1999
                      and the year ended December 31, 1998
                                   (Unaudited)


4.       Pro Forma Merger Adjustments - Exchange of Real Estate Facilities
         -----------------------------------------------------------------

         Concurrent with the Merger, PSP11 exchanged 11 mini-warehouses and two properties that combine mini-warehouse and commercial space for 11 commercial properties owned by PSI.



                                                                              Nine months ended       Year ended
                                                                              September 30, 1999    December 31, 1998
                                                                              ------------------    -----------------
                                                                                        (Amounts in thousands)
         o Rental  income -  commercial  properties  has been  adjusted to  reflect  the  incremental  rental  income  as if the  11 commercial properties received in the Exchange were owned by
           PSB prior to the Merger........................................    $            -        $        1,744
                                                                              ==================    =================

        o  Rental income - mini-warehouses has been adjusted to eliminate the rental  income  of  the  11  mini-warehouse facilities and two  properties  that  combine  mini-warehouse  and commercial
           space owned by PSP11 prior to the Merger and Exchange..........    $            -        $       (1,280)
                                                                              ==================    =================

        o  A   pro  forma   adjustment   has   been   made  to  facility
           management fees to:
           o  eliminate   the  historical  facility   management  fees
              associated  with the 11 commercial  properties  received
              in the Exchange as such fee will no longer be charged to
              these properties as PSB will own them.......................    $            -        $          (87)
           o  eliminate  the  historical   facility   management  fees
              associated  with the two commercial  properties acquired
              from PSP11 during the Merger................................                 -                   (12)
                                                                              ------------------    -----------------
                                                                              $            -        $          (99)
                                                                              ==================    =================

        o  A  pro  forma   adjustment  has  been  made  to  cost  of
           operations to:

           o  eliminate historical  management fees paid  to PSB to manage the two commercial properties acquired from PSP11 during the
              Merger  which  are  included in  historical amounts and as a
              result of the Merger will no longer be incurred.............    $            -        $          (12)

           o  reflect the incremental cost of operations as if the 11 commercial  properties received in the Exchange (before
              cost of management) were owned by PSB prior to the Merger...                 -                   665

           o  reflect  the cost of  management  for the two  commercial properties  acquired from PSP11 during the Merger and the
              11 commercial properties received in the Exchange...........                 -                    13
                                                                              ------------------    -----------------
                                                                              $            -        $          666
                                                                              ==================    =================


                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For the nine months ended September 30, 1999
                      and the year ended December 31, 1998
                                   (Unaudited)



                                                                              Nine months ended        Year ended
                                                                              September 30, 1999    December 31, 1998
                                                                              ------------------    -----------------
                                                                                       (Amounts in thousands)
        o  Cost  of  operations  -  mini-warehouses  has been  adjusted to
           eliminate  the  cost  of   operations  of  the  11   mini-warehouse
           facilities  and two  properties  that  combine  mini-warehouse  and commercial space owned by PSP11 prior to the Merger and
           Exchange.......................................................    $            -        $         (434)
                                                                              ==================    =================

        o  Cost of managing  facilities  has been  adjusted to  eliminate  the historical cost of managing the two PSP11 commercial properties and the 11 commercial  properties received in the Exchange,  such costs are reclassified to
           cost of operations - commercial properties.....................    $            -        $          (13)
                                                                              ==================    =================

        o  Depreciation expense has been adjusted to:
           o  Eliminate the historical  depreciation expense of PSP11's
              facilities..................................................    $            -        $         (248)
           o  Record  depreciation  expense  based on the acquired cost of the  remaining  PSP11  facilities  ($48  million  cost,  20%
              allocated to land,  the remaining  cost allocated to buildings,
              depreciated straight-line over 30 years)....................                 -                   333
                                                                              ------------------    -----------------
                                                                              $            -        $           85
                                                                              ==================    =================

        o  Minority   interest   in  income   allocable   to  common
           unitholders  has  been  adjusted  based  upon  its  pro  rata
           ownership interest in the above pro forma adjustments..........    $            -        $          (15)
                                                                              ==================    =================


                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For the nine months ended September 30, 1999
                      and the year ended December 31, 1998
                                  (Unaudited)



5.       Net  income  per  share (Pro forma in 1999 and Post-Merger Pro Forma in
         -----------------------------------------------------------------------
         1998) has been computed as follows:
         -----------------------------------

                                                                              Nine months ended        Year ended
                                                                              September 30, 1999    December 31, 1998
                                                                              ------------------    -----------------
                                                                                       (Amounts in thousands,
                                                                                       except per share data)

        Pro forma net income allocable to common shareholders.............    $       22,609        $       23,800
                                                                              ==================    =================

        Pro forma weighted average shares from Note 3 above...............
                                                                                      23,639                23,155
             Issuance  of shares to PSP11's  Series  A common shareholders
             (1,713,782  shares  less 1,356,940  shares  which are already included  in  the  historical  amounts  for  the  year  ended
             December 31, 1998)...........................................                 -                   357
             Issuance  of  shares  to  PSP11's   Series  B  and  C  common
             shareholders  (569,656  shares less 451,042  shares which are already  included  in the  historical  amounts  for the  year
             ended December 31, 1998).....................................                 -                   119
                                                                              ------------------    -----------------
        Pro forma weighted average common shares -basic...................            23,639                23,631
             Dilutive effect of stock options.............................                74                    68
                                                                              ------------------    -----------------
        Pro forma weighted average common shares - diluted................            23,713                23,699
                                                                              ==================    =================

        Pro forma net income per common share - basic.....................    $         0.96        $         1.01
        Pro forma net income per common share - diluted...................    $         0.95        $         1.00


                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For the nine months ended September 30, 1999
                      and the year ended December 31, 1998
                                   (Unaudited)


6.       Minority Interest
         -----------------

         Minority interest represents ownership interests of common OP units in the consolidated Operating Partnership which are not owned by PSB. The common OP units, subject to certain conditions of the Operating Partnership Agreement, are convertible into common shares of PSB on a one-for-one basis. The following table summarizes the ownership interests:

                                                                              Nine months ended        Year ended
                                                                              September 30, 1999    December 31, 1998
                                                                              ------------------    -----------------
                                                                                       (Amount in thousands)

        Pro forma weighted average common shares outstanding..............         23,639                23,631
        Pro  forma  weighted   average  common  OP  units  owned  by
          minority interests..............................................          7,443                 7,443
                                                                              ------------------    -----------------
        Pro forma  weighted  average  common shares  outstanding  assuming         31,082                31,074
        conversion of common OP units.....................................    ==================    =================


        Percentage ownership of PSB shares outstanding....................           76.1%                 76.0%
        Percentage ownership of minority interests........................           23.9%                 24.0%
                                                                              ------------------    -----------------
             Total ownership interest.....................................          100.0%                100.0%
                                                                              ==================    =================
